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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


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                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): APRIL 24, 2003

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                              BRUNSWICK CORPORATION
             (Exact name of registrant as specified in its charter)


           DELAWARE                        001-01043              36-0848180
(State or other jurisdiction of        (Commission File         (IRS Employer
incorporation or organization)             Number)           Identification No.)


                                1 N. FIELD COURT
                           LAKE FOREST, IL 60045-4811
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (847) 735-4700

                                       N/A
          (Former name or former address, if changed since last report)
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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         EXHIBIT NUMBER             DESCRIPTION OF EXHIBIT

              99.1 Press Release, dated April 24, 2003, of Brunswick Corporation, announcing its first quarter 2003 earnings.

              99.2 Transcript of Audio Webcast, held April 24, 2003, of Brunswick Corporation, discussing its first quarter 2003 earnings.

ITEM 9.  REGULATION FD DISCLOSURE (INFORMATION IS BEING PROVIDED UNDER ITEM 12).

On April 24, 2003, Brunswick Corporation issued a Press Release announcing its first quarter 2003 earnings. The Press Release is incorporated herein by reference, and is included as Exhibit 99.1 to this Current Report on Form 8-K.

The Press Release contains non-GAAP financial measures. For purposes of SEC Regulation G, a "non-GAAP financial measure" is a numerical measure of a registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. Operating and statistical measures and certain ratios and other statistical measures are not non-GAAP financial measures. For purposes of the definition, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, Brunswick Corporation has included, as a part of the press release, a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measure.

Brunswick Corporation has used the financial measures that are included in the Press Release for several years, both in presenting its results to stockholders and the investment community and in its internal evaluation and management of its businesses. Management believes that these measures -- including those that are "non-GAAP financial measures" -- and the information they provide are useful to investors because they permit investors to view Brunswick Corporation's performance using the same tools that Management uses and to gauge progress in achieving its stated goals. Management believes that the non-GAAP financial measure "Free Cash Flow" is also useful to investors because it is an indication of amounts of cash flow that may be available for further investment in future growth initiatives.

Also on April 24, 2003, Brunswick Corporation held an Audio Webcast discussing its first quarter 2003 earnings. A transcript of the Audio Teleconference is incorporated herein by reference, and is included as Exhibit 99.2 to this Current Report on Form 8-K. A tape of the Audio Webcast and the related questions and answers session is available on Brunswick's web-site at www.Brunswick.com.

The information furnished under "Item 9. Regulation FD Disclosure" is intended to be furnished under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216. The information in this Form 8-K and the exhibits attached hereto shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   April 28, 2003

                                             Brunswick Corporation



                                             By: /s/ Victoria J. Reich
                                                 -------------------------------
                                                 Victoria J. Reich
                                                 Chief Financial Officer

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                                INDEX TO EXHIBITS



                 99.1 Press Release, dated April 24, 2003, of Brunswick Corporation, announcing its first quarter 2003 earnings.

                 99.2                Transcript of Audio Webcast, held April
                                     24, 2003, of Brunswick Corporation,
                                     discussing its first quarter 2003 earnings.


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